SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     Cornerstone Moderate Fund
     Cornerstone Moderately Aggressive Fund
     Cornerstone Moderately Conservative Fund
     Cornerstone Aggressive Fund
     Cornerstone Conservative Fund
     Cornerstone Equity Fund
     Growth and Tax Strategy Fund
     Emerging Markets Fund      Shares
     Emerging Markets Fund Institutional Shares
     Emerging Markets Fund Adviser Shares
     Managed Allocation Fund
     Precious Metals and Minerals Fund Shares
     Precious Metals and Minerals Fund Institutional Shares
     Precious Metals and Minerals Fund Adviser Shares
     International Fund Shares
     International Fund Institutional Shares
     International Fund Adviser Shares
     World Growth Fund Shares
     World Growth Fund Adviser Shares
     Government Securities Fund Shares
     Government Securities Fund Adviser Shares
     Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2015, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:    07/30/2015            /s/ DANIEL S. MCNAMARA
       ________________        ___________________________________
                               Daniel S. McNamara
                               President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     Cornerstone Moderate Fund
     Cornerstone Moderately Aggressive Fund
     Cornerstone Moderately Conservative Fund
     Cornerstone Aggressive Fund
     Cornerstone Conservative Fund
     Cornerstone Equity Fund
     Growth and Tax Strategy Fund
     Emerging Markets Fund      Shares
     Emerging Markets Fund Institutional Shares
     Emerging Markets Fund Adviser Shares
     Managed Allocation Fund
     Precious Metals and Minerals Fund Shares
     Precious Metals and Minerals Fund Institutional Shares
     Precious Metals and Minerals Fund Adviser Shares
     International Fund Shares
     International Fund Institutional Shares
     International Fund Adviser Shares
     World Growth Fund Shares
     World Growth Fund Adviser Shares
     Government Securities Fund Shares
     Government Securities Fund Adviser Shares
     Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended May 31, 2015, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:     07/28/2015              /s/ ROBERTO GALINDO, JR.
        ________________          __________________________________
                                  Roberto Galindo, Jr.
                                  Treasurer